National Life Insurance Company

National Variable Life Insurance Account

Supplement dated May 5, 2011

to the Prospectus dated May 1, 2011

for the Investor Select and VariTrak

Variable Universal Life Insurance

Prospectuses

Under the “Summary of Benefits and Risks of the Policy – Fee Tables -- Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)” annual expenses table, the annual expenses information for the Fidelity VIP® Money Market Portfolio – Service Class is deleted and replaced with the following:

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses
Fidelity VIP®
Money Market Portfolio-Service Class	0.18%	0.10%	0.09%	0.00%	0.37%	0.00%	0.37%

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.